UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

MOATXInvestor Shares
     CASTXClass C

For Investors Seeking Long-Term Capital Appreciation

Annual Report
June 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Dear Fellow Shareholders:

We are pleased to present the Annual Report for the Castle Focus Fund (the “Fund”). The Fund completed its tenth year of operations on June 30, 2020. Shareholder investments in the Fund totaled more than $82.5 Million.

This report provides you with important information on the Fund as well as portfolio manager commentary for the fiscal year ended June 30, 2020. The letter on the following page is from the Fund’s Sub-Adviser and provides you with an explanation of how the Fund performed over this past fiscal year.

We are very appreciative of your trust and confidence in our management of the Fund.

Kind Regards,

Caeli Andrews Co-Founder, Managing Director Castle Investment Management	Andrew Welle Co-Founder, Managing Director Castle Investment Management

2020 Annual Report 1

Dear Castle Focus Fund Shareholder:

Thank you for your continued investments in the Castle Focus Fund (the “Fund”). It is our pleasure to report to you on the Fund’s performance over the last fiscal year. For the fiscal year ended June 30, 2020, the Investor Class Shares returned -5.43% (Class C Shares returned -6.38%) . Over that same one-year period, the S&P 500® Index (the Fund’s “Benchmark”) returned 7.51% . Our firm, St. James Investment Company, has served as Sub-Adviser to the Castle Focus Fund since the Fund’s inception in 2010. Over that ten year period the Investor Class Shares have experienced an average annual return of 6.33%, while the benchmark has had an average annual return of 13.99% .

Performance of the Fund during the fiscal year was challenging, as the outperformance of growth vs. value hit an all-time high, exceeding levels achieved prior to the internet bubble that burst in 2001:

06/30/2019
through
Index name	06/30/2020

Large-cap indexes

Russell 1000® Growth Index	23.21
Russell 1000® Value Index	-8.81

Although the Fund strategy does not follow any benchmark particularly well, a cornerstone of the strategy is the belief that entry price is a key determinant of return. As a result, we invest only when a high-quality business is trading at a discount to our conservative estimate of fair value. This discipline naturally favors opportunities traditionally characterized as “value”, as S&P 500 market leadership is currently far too expensive. Should value investing come back into favor, we believe the headwinds of the Fund vs. the S&P 500 will reverse.

The following were primary contributing factors to the Fund’s one-year performance relative to its Benchmark:

A few of the Fund’s holdings that added to performance during the fiscal year included Agnico Eagle Mines (AEM), Guidewire (GWRE) and Diageo (DEO). We initiated a position in Agnico Eagle Mines in May 2019, a best-in-class miner with operations in Canada, Mexico and Finland. As we believe unprecedented monetary policy is a strong tailwind for precious metals, we believe select miners to be an excellent allocation for the portfolio. The sell-off in March 2020 also permitted for purchases of a number of high-quality companies on our shopping list, including Guidewire (GWRE), Diageo (DEO) and United Health (UNH).

The Fund’s positions in Loews (L) and Enbridge (ENB) detracted from performance. As mentioned earlier, as our view on a company diverges from the consensus, we often find investment opportunities. We have added selectively to these and other names in the portfolio when attractive entry prices were evident.

The Fund held a significant cash position (30.42%) at the start of the fiscal year, which is an important part of our process. During the March sell-off a number of opportunities with a sufficient margin of safety emerged and our cash declined to roughly 13%. Given the market rebound, many of our holdings have exceed fair value and we have trimmed or sold a number of positions.

We are bottom up managers, agnostic to relative performance to any particular index with the overall objective of long-term capital appreciation. As a result, our industry weightings

2020 Annual Report 1

have typically been significantly different than that of any benchmark. We pay no attention to these deviations and do not plan to in the future, consistent with our process.

Kind Regards,

Robert J. Mark	Larry J. Redell
Portfolio Manager	St. James Investment Company
St. James Investment Company

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-743-7820.

The Castle Focus Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-743-7820. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

2020 Annual Report 2

CASTLE FOCUS FUND (Unaudited)

CASTLE FOCUS FUND PERFORMANCE INFORMATION

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2020

			Since
	1 Year(A)	5 Year(A)	Inception(A)
Investor Shares	(5.43)%	4.02%	6.33%
Class C	(6.38)%	2.99%	5.28%
S&P 500® Index (B)	7.51%	10.73%	13.99%

The Fund's Total Annual Operating Expense Ratios (from November 1, 2019 Prospectus):
                  Investor Shares – Gross 1.64%, Net 1.40%;
                  Class C – Gross 2.64%, Net 2.40%

The Fund’s actual expense ratios for the fiscal year ended June 30, 2020 can be found in the financial highlights included in this report. The Total Annual Operating Expense Ratios reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund, (b) the expense ratios may be for different periods, and (c) the Adviser has contractually agreed to waive Services Agreement fees (see Note 4).

(A) 1 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Castle Focus Fund commenced operations on July 1, 2010.

(B) The S&P 500® Index is an unmanaged index comprised of the stocks of large capitalization issues in the United States and it is considered representative of the U.S. equity markets as a whole.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-743-7820. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2020 Annual Report 3

CASTLE FOCUS FUND (Unaudited)

Castle Focus Fund by Sectors (as a percentage of Net Assets) June 30, 2020

*Net Cash represents cash equivalents and liabilities in excess of other assets. Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

St. James Investment Company, LLC (the “Sub-Adviser”) is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Sub-Adviser in fulfilling this responsibility is available without charge by calling 1-877-743-7820. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-743-7820. This information is also available on the SEC’s website at http://www.sec.gov.

2020 Annual Report 4

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period January 1, 2020 through June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, the charges assessed by Mutual Shareholder Services, LLC as described above or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Investor Shares
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2020
	January 1, 2020	June 30, 2020	to June 30, 2020

Actual	$1,000.00	$887.51	$6.29

Hypothetical	$1,000.00	$1,018.20	$6.72
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Investor Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Class C
			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2020
	January 1, 2020	June 30, 2020	to June 30, 2020

Actual	$1,000.00	$883.32	$10.96

Hypothetical	$1,000.00	$1,013.23	$11.71
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 2.34% for Class C, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

2020 Annual Report 5

Castle Focus Fund
		Schedule of Investments
			June 30, 2020
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Production-Crops
85,000	Corteva, Inc.	$2,277,150	2.76%
Arrangement of Transportation of Freight & Cargo
11,000	Expeditors International of Washington, Inc.	836,440	1.01%
Beverages
11,500	Diageo PLC **	1,545,485	1.87%
Cable & Other Pay Television Services
36,000	Comcast Corporation - Class A	1,403,280	1.70%
Electric Services
19,500	Dominion Energy, Inc.	1,583,010	1.92%
Electromedical & Electrotherapeutic Apparatus
17,500	Medtronic PLC **	1,604,750	1.94%
Fire, Marine & Casualty Insurance
32,500	Berkshire Hathaway Inc. - Class B *	5,801,575
95,000	Loews Corporation	3,257,550
14,000	The Travelers Companies, Inc.	1,596,700
		10,655,825	12.91%
Gold and Silver Ores
50,000	Agnico Eagle Mines Limited (Canada)	3,203,000
125,000	Barrick Gold Corporation (Canada)	3,367,500
30,000	Pan American Silver Corp. (Canada)	911,700
		7,482,200	9.07%
Grain Mill Products
26,000	Ingredion Incorporated	2,158,000	2.62%
Hospital & Medical Service Plans
3,300	UnitedHealth Group Incorporated	973,335	1.18%
Pharmaceutical Preparations
76,000	Pfizer Inc.	2,485,200	3.01%
Pipe Lines (No Natural Gas)
103,000	Enbridge Inc. (Canada)	3,133,260	3.80%
Plastic Materials, Synth Resins & Nonvulcan Elastomers
69,000	DuPont de Nemours, Inc.	3,665,970	4.44%
Retail - Eating & Drinking Places
19,500	Starbucks Corporation	1,435,005	1.74%
Retail - Family Clothing Stores
22,000	The TJX Companies, Inc.	1,112,320	1.35%
Services - Computer Integrated Systems Design
38,500	Cerner Corporation	2,639,175	3.20%
Services - Prepackaged Software
11,500	Guidewire Software, Inc. *	1,274,775	1.54%
Soap, Detergents, Cleang Preparations, Perfumes, Cosmetics
33,000	Unilever PLC **	1,811,040	2.19%
Wholesale - Durable Goods
56,000	HD Supply Holdings, Inc. *	1,940,400	2.35%
Total for Common Stocks (Cost - $45,076,680)		50,016,620	60.60%

REAL ESTATE INVESTMENT TRUSTS
65,000	Equity Commonwealth *	2,093,000	2.54%
(Cost - $1,964,245)

* Non-Income Producing Security. ** ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 6

Castle Focus Fund
	Schedule of Investments
		June 30, 2020
Shares	Fair Value	% of Net Assets
MONEY MARKET FUNDS
30,738,863 Invesco Short-Term Investments Trust Treasury Portfolio
Institutional Class 0.08% ***	$30,738,863	37.24%
(Cost - $30,738,863)
Total Investments	82,848,483	100.38%
(Cost - $77,779,788)
Liabilities in Excess of Other Assets	(316,811)	-0.38%
Net Assets	$82,531,672	100.00%

*** The yield shown represents the 7-day yield at June 30, 2020. See Note 10 for additional information.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 7

Castle Focus Fund

Statement of Assets and Liabilities
June 30, 2020
Assets:
Investments at Fair Value	$82,848,483
(Cost - $77,779,788)
Receivables:
Dividends	44,144
Shareholder Purchases	115,021
Total Assets	83,007,648
Liabilities:
Payable for Shareholder Redemptions	347,161
Accrued Advisory Fees	69,375
Accrued Service Fees	23,588
Accrued Distribution and Service (12b-1) Fees - Class C	35,852
Total Liabilities	475,976
Net Assets	$82,531,672
Net Assets Consist of:
Paid In Capital	$77,601,634
Total Distributable Earnings	4,930,038
Net Assets	$82,531,672

Investor Shares
Net Assets	$68,170,006
Shares of beneficial interest outstanding
(Unlimited number of shares authorized without par value)	3,660,574
Net Asset Value, Offering Price per Share and Redemption Price per Share	$18.62

Class C
Net Assets	$14,361,666
Shares of beneficial interest outstanding
(Unlimited number of shares authorized without par value)	839,244
Net Asset Value, Offering Price per Share and Redemption Price per Share	$17.11

Statement of Operations
For the fiscal year ended June 30, 2020

Investment Income:
Dividends (Net of foreign withholding tax of $71,548)	$1,989,547
Total Investment Income	1,989,547
Expenses:
Advisory Fees	1,055,013
Service Fees	611,907
Distribution and Service (12b-1) Fees - Class C	160,433
Total Expenses	1,827,353
Less: Expenses Waived	(253,203)
Net Expenses	1,574,150
Net Investment Income	415,397
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	6,263,672
Net Change in Unrealized Appreciation on Investments	(12,159,249)
Net Realized and Unrealized Loss on Investments	(5,895,577)

Net Decrease in Net Assets from Operations	$(5,480,180)

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 8

Castle Focus Fund

Statements of Changes in Net Assets
	7/1/2019		7/1/2018
	to		to
	6/30/2020		6/30/2019
From Operations:
Net Investment Income	$415,397		$787,082
Net Realized Gain on Investments	6,263,672		1,098,105
Net Change in Unrealized Appreciation on Investments	(12,159,249)		3,347,079
Net Increase (Decrease) in Net Assets from Operations	(5,480,180)		5,232,266
From Distributions to Shareholders:
Investor Shares	(7,169,471)		(9,619,922)
Class C	(1,157,032)		(1,569,178)
Change in Net Assets from Distributions	(8,326,503)		(11,189,100)
From Capital Share Transactions:
Proceeds From Sale of Shares
Investor Shares	16,624,218	(a)	16,677,513
Class C	737,368		1,242,982
Shares Issued on Reinvestment of Dividends
Investor Shares	6,904,640		9,260,263
Class C	1,098,223		1,502,493
Cost of Shares Redeemed
Investor Shares	(42,582,709)		(38,767,661)
Class C	(2,018,197)	(a)	(1,911,235)
Net Increase (Decrease) from Shareholder Activity	(19,236,457)		(11,995,645)
Net Increase (Decrease) in Net Assets	(33,043,140)		(17,952,479)
Net Assets at Beginning of Period	115,574,812		133,527,291
Net Assets at End of Period	$82,531,672		$115,574,812

Share Transactions:
Issued
Investor Shares	886,623 (b)		799,660
Class C	39,483		62,012
Reinvested
Investor Shares	333,075		472,945
Class C	57,348		82,600
Redeemed
Investor Shares	(2,217,020)		(1,860,089)
Class C	(113,986)	(b)	(98,366)
Net Increase (Decrease) in Shares	(1,014,477)		(541,238)
Shares Outstanding at Beginning of Period	5,514,295		6,055,533
Shares Outstanding at End of Period	4,499,818		5,514,295

(a) Includes $114,751 of exchanges from Class C to Investor Shares. (b) Includes the exchange of 5,730 shares from Class C to 5,282 shares of Investor Shares.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 9

Castle Focus Fund

Financial Highlights - Investor Shares
Selected data for a share outstanding	7/1/2019	7/1/2018	7/1/2017	7/1/2016	7/1/2015
throughout the period:	to	to	to	to	to
	6/30/2020	6/30/2019	6/30/2018	6/30/2017	6/30/2016
Net Asset Value -
Beginning of Period	$21.21	$22.24	$22.31	$21.04	$19.78
Net Investment Income (a)	0.11	0.17	0.08	0.04	0.04
Net Gains or Losses on Investments
(realized and unrealized)	(1.10)	0.82	0.89	1.79	1.45
Total from Investment Operations	(0.99)	0.99	0.97	1.83	1.49
Proceeds from Redemption Fees	-	-	-	-	-	+
Distributions (From Net Investment Income)	(0.21)	(0.11)	(0.01)	(0.03)	(0.05)
Distributions (From Capital Gains)	(1.39)	(1.91)	(1.03)	(0.53)	(0.18)
Total Distributions	(1.60)	(2.02)	(1.04)	(0.56)	(0.23)
Net Asset Value -
End of Period	$18.62	$21.21	$22.24	$22.31	$21.04
Total Return (b)	(5.43)%	5.19%	4.40%	8.92%	7.65%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$68,170	$98,792	$116,678	$163,123	$150,304
Before Waiver
Ratio of Expenses to Average Net Assets	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.31%	0.54%	0.14%	-0.06%	-0.02%
After Waiver
Ratio of Expenses to Average Net Assets	1.34%	1.34%	1.34%	1.34%	1.34%
Ratio of Net Investment Income to Average
Net Assets	0.55%	0.78%	0.38%	0.18%	0.22%
Portfolio Turnover Rate	68.11%	74.00%	38.71%	47.50%	37.88%

Financial Highlights - Class C
Selected data for a share outstanding	7/1/2019	7/1/2018	7/1/2017	7/1/2016	7/1/2015
throughout the period:	to	to	to	to	to
	6/30/2020	6/30/2019	6/30/2018	6/30/2017	6/30/2016
Net Asset Value -
Beginning of Period	$19.60	$20.80	$21.11	$20.12	$19.06
Net Investment Loss (a)	(0.09)	(0.04)	(0.12)	(0.17)	(0.13)
Net Gains or Losses on Investments
(realized and unrealized)	(1.01)	0.75	0.84	1.69	1.37
Total from Investment Operations	(1.10)	0.71	0.72	1.52	1.24
Proceeds from Redemption Fees	-	-	-	-	-	+
Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	(1.39)	(1.91)	(1.03)	(0.53)	(0.18)
Total Distributions	(1.39)	(1.91)	(1.03)	(0.53)	(0.18)
Net Asset Value -
End of Period	$17.11	$19.60	$20.80	$21.11	$20.12
Total Return (b)	(6.38)%	4.13%	3.43%	7.78%	6.61%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$14,362	$16,783	$16,850	$19,879	$21,332
Before Waiver
Ratio of Expenses to Average Net Assets	2.58%	2.58%	2.58%	2.58%	2.58%
Ratio of Net Investment Loss to Average
Net Assets	-0.70%	-0.44%	-0.80%	-1.06%	-0.95%
After Waiver
Ratio of Expenses to Average Net Assets	2.34%	2.34%	2.34%	2.34%	2.34%
Ratio of Net Investment Loss to Average
Net Assets	-0.46%	-0.20%	-0.56%	-0.82%	-0.71%
Portfolio Turnover Rate	68.11%	74.00%	38.71%	47.50%	37.88%

+ Amount was less than $0.005 per share.
(a) Based on Average Shares Outstanding.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS CASTLE FOCUS FUND June 30, 2020

1.) ORGANIZATION
Castle Focus Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 28, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2020, there were nine series authorized by the Trust. The Fund commenced operations on July 1, 2010. The Fund currently offers Investor Shares and Class C Shares. The classes differ principally in their respective distribution expenses and service arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Investor Shares of the Fund are sold at the net asset value (the “NAV”) without an initial sales charge and are not subject to 12b-1 distribution fees. Class C Shares of the Fund are sold at NAV without a sales charge and are subject to 12b-1 distribution/service fees of up to 1.00% per annum. The Fund’s investment objective is to seek long-term capital appreciation. The Investment Adviser to the Fund is Castle Investment Management, LLC (the “Adviser”) and the Sub-Adviser to the Fund is St. James Investment Company, LLC (the “Sub-Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment

2020 Annual Report 11

Notes to the Financial Statements - continued

for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ALLOCATION OF EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method. Class specific expenses are borne by each specific class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is gener-

2020 Annual Report 12

Notes to the Financial Statements - continued

ally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at the net asset value provided by the fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)	$50,016,620	$0	$0	$ 50,016,620
Real Estate Investment Trusts	2,093,000	0	0	2,093,000
Money Market Funds	30,738,863	0	0	30,738,863
Total	$82,848,483	$0	$0	$ 82,848,483

The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2020.

The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2020.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Castle Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers of the Trust. For its services, the Adviser receives a fee of 1.00% per annum of the average daily net assets of the Fund. The Sub-Adviser of the Fund has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser a sub-advisor fee. For the fiscal year ended June 30, 2020, the Adviser received management fees totaling $1,055,013. At June 30, 2020, the Fund owed $69,375 to the Adviser.

The Fund also has a Services Agreement with the Adviser (the “Services Agreement”), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs and is obligated to pay the operating expenses of the Fund excluding management fees, 12b-1 fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust; and (iii) executive and administrative services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports to, and filings with, the SEC, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and the

2020 Annual Report 13

Notes to the Financial Statements - continued

review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the Adviser receives a service fee equal to 0.58% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2020, the Adviser earned service fees of $611,907. At June 30, 2020, the Fund owed the Adviser service fees of $23,588. Beginning November 1, 2013, the Adviser has contractually agreed to waive Services Agreement fees by 0.24% of its average daily net assets. The Services Agreement fee waiver will automatically terminate on October 31, 2020 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2020. There are no recoupment provisions for the waivers described above. A total of $253,203 in service fees was waived for the fiscal year ended June 30, 2020.

5.) DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the Class C Shares of the Fund. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Class C Shares. This Plan provides that the Fund will pay the annual rate of 1.00% of the average daily net assets of the Fund’s Class C Shares for activities primarily intended to result in the sale of those shares. These activities include payment to entities for providing distribution and shareholder servicing with respect to the Fund’s Class C Shares. The 1.00% for the Class C Shares is comprised of a 0.25% service fee and a 0.75% distribution fee. The Fund incurred distribution and service (12b-1) fees of $160,433 for Class C Shares during the fiscal year ended June 30, 2020. At June 30, 2020, the Fund owed distribution and service (12b-1) fees of $35,852 for Class C Shares.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid $1,500 each, for a total of $4,500, in Trustees’ fees for the fiscal year ended June 30, 2020 by the Adviser.

7.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $50,641,490 and $72,985,842, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At June 30, 2020, RBC Capital Markets LLC, held for the benefit of its customers, in aggregate, 31.70% of Fund shares. The Trust does not know whether any underlying accounts of RBC Capital Markets LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2020 was $77,806,606.

At June 30, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$7,602,235	($2,560,358)	$5,041,877

Investor Shares paid a distribution on December 18, 2019 to the shareholders of record on December 17, 2019 of which $0.215161 per share was paid from net investment income and $1.386601 per share was paid from long-term capital gain.

The tax character of Investor Shares distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2020	June 30, 2019
Ordinary Income	$ 963,059	$ 2,814,351
Long-term Capital Gain	6,206,412	6,805,571
	$ 7,169,471	$ 9,619,922

2020 Annual Report 14

Notes to the Financial Statements - continued

Class C also paid distributions on December 18, 2019 to the shareholders of record on December 17, 2019 of which $1.386601 per share was paid from long-term capital gain.

The tax character of Class C distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2020	June 30, 2019
Ordinary Income	$ –	$ 397,976
Long-term Capital Gain	1,157,032	1,171,202
	$ 1,157,032	$ 1,569,178

As of June 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$239,420
Other accumulated gain/(loss)	(412,171)
Undistributed long-term capital gain/(accumulated losses)	60,912
Unrealized appreciation/(depreciation) - net	5,041,877
$4,930,038

Book to tax differences were primarily attributable to the tax deferral of wash sales.

As of June 30, 2020 the Fund deferred post-October losses of $412,171, which was included in other accumulated gains (losses).

10.) DEFENSIVE POSITIONS
The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited or market conditions are adverse. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks. If the Fund invests in shares of a money market fund, shareholders of the Fund generally will be subject to duplicative management and other fees and expenses. As of June 30, 2020, the Fund had 37.24% of the value of its net assets invested in the Invesco Short-Term Investments Trust Treasury Portfolio Institutional Class. Additional information for this money market fund, including its financial statements, is available from the SEC’s website at www.sec.gov.

11.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2020 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Castle Focus Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Castle Focus Fund (the “Fund”), a series of PFS Funds, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more investment companies advised by Castle Investment Management, LLC since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 24, 2020

2020 Annual Report 16

ADDITIONAL INFORMATION
June 30, 2020
(Unaudited)

APPROVAL OF CONTINUATION OF THE MANAGEMENT AGREEMENT BETWEEN THE TRUST AND CASTLE INVESTMENT MANAGEMENT, LLC ON BEHALF OF THE CASTLE FOCUS FUND AND THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN CASTLE INVESTMENT MANAGEMENT, LLC AND ST. JAMES INVESTMENT COMPANY, LLC ON BEHALF OF THE CASTLE FOCUS FUND

On June 9, 2020, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement between the Trust and Castle Investment Management, LLC (“Castle”) on behalf of the Castle Focus Fund and the Investment Sub-Advisory Agreement between Castle and St. James Investment Company, LLC (“St. James”) on behalf of the Castle Focus Fund (the “Agreements”). In approving the Agreements, the Board considered and evaluated the following factors: (i) the nature, extent, and quality of the services provided by Castle and St. James to the Castle Focus Fund; (ii) the investment performance of the Castle Focus Fund, Castle, and St. James; (iii) the cost of the services to be provided and the profits to be realized by Castle and St. James and their respective affiliates (if any) from the relationship with the Castle Focus Fund; (iv) the extent to which economies of scale will be realized as the Castle Focus Fund grows and whether the fee levels reflect these economies of scale to the benefit of its shareholders; and (v) Castle’s and St. James’ practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for its review and consideration throughout the year at regular Board meetings, as well as information specifically prepared or presented in connection with the annual renewal process, including information presented at the Meeting. The Board reflected on the presentations by a representative of Castle earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and support provided to the Castle Focus Fund and its shareholders by Castle and St. James; (ii) assessments of the investment performance of the Castle Focus Fund by personnel of Castle; (iii) commentary on the reasons for the performance; (iv) presentations addressing Castle’s and St. James’ investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Castle Focus Fund, Castle, and St. James; (vi) disclosure information contained in the registration statement of the Trust and the Forms ADV of Castle and St. James; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Castle and St. James, including financial information, a description of personnel and the services provided to the Castle Focus Fund, information on investment advice, performance, summaries of Castle Focus Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Castle Focus Fund; and (iii) benefits to be realized by Castle and St. James from their relationship with the Castle Focus Fund. The Board did not identify any information that was most relevant to its consideration to approve the Agreements, and each Trustee may have afforded different weight to the various factors.

1. Nature, Extent, and Quality of the Services Provided by Castle and St. James

In considering the nature, extent, and quality of the services provided by Castle and St. James, the Trustees reviewed the responsibilities of Castle and St. James under the Agreements. The Trustees reviewed the services being provided by Castle and St. James including, without limitation: the quality of investment advisory services (including research and recommendations with respect to portfolio securities); the process for formulating investment recommendations and assuring compliance with the Castle Focus Fund’s investment objective, strategies and limitations, and regulatory requirements. The Trustees reflected on their discussions with representatives from Castle throughout the past year. The Trustees considered the coordination of services for the Castle Focus Fund among Castle and the service providers (including St. James) and Castle’s interactions with the Independent

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Additional Information (Unaudited) - continued

Trustees; and the efforts of Castle to promote the Castle Focus Fund and grow its assets. The Trustees noted Castle’s and St. James’ continuity of, and commitment to retain, qualified personnel and to maintain and enhance its resources and systems and the continued cooperation with the Independent Trustees and Counsel for the Castle Focus Fund. The Trustees evaluated Castle’s and St. James’ personnel, including the education and experience of their personnel. The Trustees reflected on discussions with the representative from Castle during the Meeting. After reviewing the foregoing information and further information in the materials provided by Castle and St. James, the Board concluded that, considering all the facts and circumstances, the nature, extent, and quality of the services provided by Castle and St. James were satisfactory and adequate for the Castle Focus Fund.

2. Investment Performance of the Castle Focus Fund, Castle, and St. James

In considering the investment performance of the Castle Focus Fund, Castle and St. James, the Trustees compared the short-term and longer-term performance of the Castle Focus Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. The Trustees noted that Castle’s only other client is another mutual fund in the Trust. The Trustees discussed the performance of the Castle Focus Fund compared to other accounts managed by St. James which included the performance of another mutual fund and exchange-traded fund sub-advised by St. James. The Trustees considered St. James’ representation that the performance of these other accounts to be within its typical dispersion and any differences in performance can be primarily attributed to the differences in fees charged to the respective accounts. As to the performance of the Castle Focus Fund, the Board was provided with a report that included information regarding the performance of the Castle Focus Fund compared to the Fund’s Morningstar category of US Large Blend Funds (the “Category”) and to a group of funds of similar size, style and objective, derived from the Category (the “Peer Group”). The Trustees noted that for the one-year, three-year, and five-year periods ended April 30, 2020, the Castle Focus Fund underperformed relative to the Category, the Peer Group and benchmark (the “S&P 500”). They also noted that the Castle Focus Fund has generally maintained a large cash position, which has detracted from performance during periods of general market appreciation. It was further noted that the large cash position is consistent with the philosophy of St. James and the investment strategies for the Castle Focus Fund. The Trustees reflected on previous conversations with representatives of Castle and St. James on the investment philosophy of the Castle Focus Fund being geared toward longer-term performance and that the Castle Focus Fund may not perform as well as its peers in certain types of markets. The Trustees also considered Castle’s explanation for the Castle Focus Fund’s underperformance relative to its Category, Peer Group, and benchmark during the months of March and April of 2020 when the COVID-19 crisis began impacting the U.S. economy and markets. The Trustees also considered that the differences in performance for the Castle Focus Fund’s Class C shares versus those of the Investor Class shares were attributable to different fee structures. After reviewing and discussing the investment performance of the Castle Focus Fund further, Castle’s and St. James’ experience managing the Castle Focus Fund, their historical investment performance, and other relevant factors, the Board concluded, considering all the facts and circumstances, that the investment performance of the Castle Focus Fund, Castle, and St. James was satisfactory given the Castle Focus Fund’s investment objectives and strategy.

3. Costs of the Services to be Provided and Profits to be Realized by Castle and St. James

In considering the costs of the services to be provided and profits to be realized by Castle and St. James from the relationship with the Castle Focus Fund, the Trustees considered: (1) Castle’s and St. James’ financial condition and the level of commitment to the Castle Focus Fund and Castle by the principals of Castle; (2) the asset level of the Castle Focus Fund; (3) the overall expenses of the Castle Focus Fund; and (4) the nature and frequency of advisory and sub-advisory fee payments. The Trustees reviewed the information provided by Castle and St. James regarding their respective profits associated with managing the Castle Focus Fund. The Trustees also considered potential benefits for Castle and St. James in managing the Castle Focus Fund. The Trustees then compared the fees and expenses of the Castle Focus Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Agreements compared to the Peer Group and Category, noting that the management fee and net expense ratio for both share classes were above the Peer Group and Category averages. The Trustees also considered the fees charged

2020 Annual Report 18

Additional Information (Unaudited) - continued

by St. James relative to the fees it charged to their other managed accounts, noting that the fees charged to the Castle Focus Fund were less than the average management fee charged to their other managed accounts. The Trustees noted that, although the management fee is high relative to the Peer Group and Category averages, it was within the range of management fees of the Peer Group and at the Category. The Trustees also considered the sub-advisory portion of the fee, noting that it appeared reasonable in light of the services being provided by St. James. They also acknowledged that Castle is responsible for paying the sub-advisory fee to St. James. The Trustees recognized that Castle has committed to continue the fee waiver arrangement with the Castle Focus Fund for another annual period. The Trustees also considered that under the contractual arrangements with Castle, it was required to pay most of the Castle Focus Fund’s operating expenses out of its assets. Based on the foregoing, the Board concluded that the fees to be paid to Castle (and in turn Castle’s payment to St. James) and the profits to be realized by Castle and St. James, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and St. James.

4. Economies of Scale

The Trustees next considered the impact of economies of scale on the Castle Focus Fund’s size and whether advisory fee levels reflect those economies of scale for the benefit of the Castle Focus Fund’s investors. The Trustees considered that while the management fee remained the same at all asset levels, the Castle Focus Fund’s shareholders had experienced benefits from the fact that Castle was obligated to pay certain of the Castle Focus Fund’s operating expenses, which had the effect of limiting the overall fees paid by the Castle Focus Fund. The Trustees also recognized, as noted above, that Castle instituted a fee waiver under the Services Agreement and has indicated that it intends to keep the waiver in place for additional annual period. The Trustees also noted that the fees payable to St. James were paid from the amounts paid to Castle and not paid directly by Castle Focus Fund shareholders. In light of its ongoing consideration of the Castle Focus Fund’s asset levels, expectations for growth in the Castle Focus Fund, and fee levels, the Board determined that the Castle Focus Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Castle and St. James.

5. Possible Conflicts of Interest and Benefits to Castle and St. James

In considering Castle’s and St. James’ practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Castle Focus Fund; the basis of decisions to buy or sell securities for the Castle Focus Fund; and the substance and administration of Castle’s and St. James’ respective codes of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to Castle’s and St. James’ potential conflicts of interest. The Trustees noted that Castle’s only other client is a mutual fund in the Trust, and that it oversees St. James’ compliance with the Trust’s code of ethics. The Trustees also considered St. James’ practices regarding brokerage and portfolio transactions, including particularly St. James’ practice for seeking best execution for the Castle Focus Fund’s portfolio transactions. The Trustees noted that St. James does not utilize soft dollars. The Trustees noted that the brokers utilized by St. James on behalf of the Castle Focus Fund recently stopped charging commissions on stock trades which should benefit the Castle Focus Fund and its shareholders. The Trustees noted the potential benefit of additional public exposure of St. James based on marketing that is done for the Castle Focus Fund. No other potential benefits (other than the management and service fees paid to Castle and sub-advisory fees paid to St. James) were identified by the Trustees. Based on the foregoing, the Board determined that Castle’s and St. James’ standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session along with Counsel to discuss the continuation of the Agreements. The officers of the Trust and others present were excused during this discussion.

After further review and discussion, it was the Trustees’ determination that the best interests of the Castle Focus Fund’s shareholders was served by the renewal of the Agreements.

2020 Annual Report 19

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2020 Annual Report 20

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-877-743-7820. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	9	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, Estate	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
(1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2020 Annual Report 21

Investment Adviser
Castle Investment Management, LLC

Sub-Adviser
St. James Investment Company, LLC

Legal Counsel
Practus, LLP

Custodian
U.S. Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Castle
Focus Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Castle Focus Fund
277 South Washington Street, Suite 335
Alexandria, Virginia 22314
www.castleim.com
703-260-1921

TANDXInstitutional Shares

For Investors Seeking Long-Term Capital Appreciation

Annual Report
June 30, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or send-
ing an email request. Your election to receive reports in paper will apply to all funds held with the fund com-
plex/your financial intermediary.

Dear Fellow Shareholders:

It is our pleasure to present to you the Annual Report for the Castle Tandem Fund (the “Fund”). This report provides you with important financial information on the Fund as well as portfolio manager commentary for the fiscal year ended June 30, 2020. We are very appreciative of your continued investments in the Fund.

The letter on the following page is from the Fund’s Sub-Adviser — Tandem Investment Advisors — and provides you with an explanation of how the Fund performed over this past fiscal year.

We appreciate your trust and confidence in our management of the Fund.

Kind Regards,

Caeli Andrews Co-Founder, Managing Director Castle Investment Management	Andrew Welle Co-Founder, Managing Director Castle Investment Management

2020 Annual Report 1

Dear Castle Tandem Fund Shareholder:

In March of 2019, we had the honor of being selected to serve as Sub-Adviser to the Castle Tandem Fund (the “Fund”). Our firm, Tandem Investment Advisors, Inc., has managed our flagship strategy —Large Cap Core— for over 29 years to individuals and institutions as a separately managed account (“SMA”). We are elated to be able to offer our flagship strategy to a broader scope of investors in the form of a mutual fund through our partnership with Castle Investment Management. We are ever thankful for your investment support, as the Castle Tandem Fund just wrapped up its first full fiscal year ending June 30, 2020.

The objective of this strategy is to seek long-term capital appreciation. As we manage the Fund, we seek to meet that objective while providing less volatile returns and rising income over a complete market cycle. The Fund requires that portfolio companies consistently grow both earnings and dividends. A proprietary investment methodology is used to identify these portfolio companies that meet our quantitative and qualitative investment criteria. Our strict investment process and discipline guide us in managing the Fund.

The Fund posted a return of 9.31% for the fiscal year ending June 30, 2020, which outperformed the S&P 500 Total Return Index (the Fund’s “Benchmark”). Over this same one-year period, the Benchmark posted a return of 7.51% . Although we prefer to be measured over a complete market cycle, we are pleased to report that the Fund was also able to produce less volatile returns than the Benchmark. Most notably, the Fund had a maximum draw-down of 24.33% compared to the Fund’s Benchmark’s maximum drawdown of 33.79% during the height of the COVID-19 health crisis. The Fund’s ability to not drawdown nearly as much as the Benchmark also meant the Fund did not have to go up as much to get back to the February 19th high water mark/all-time high set by both the Fund and its Benchmark. In fact, the Fund was able to exceed its prior all-time high, as measured by its Net Asset Value (“NAV”), on June 5th; whereas the Benchmark has yet to exceed its prior all-time high.

There were several contributing factors to the Fund’s one-year outperformance relative to its Benchmark, the first being security selection. As a bottom-up manager, we are solely focused on the specific company and are indifferent to sector allocation. Therefore, at times the Fund’s sector weightings will dramatically differ from that of its Benchmark. The specific companies that contributed most positively to the Fund’s one-year return ending June 30, 2020, included AbbVie, Inc. (ABBV), FactSet Research Systems, Inc. (FDS) and Dollar General Corporation (DG).

• ABBV – Over the past year, AbbVie has consistently grown revenues, earnings, and cash flow; thus, they were able to increase their dividend by 10%. ABBV made big news last summer when they announced their acquisition of Allergan. This huge acquisition served to bolster ABBV’s product portfolio and pipeline, but also to offset the 2023 patent expiration of Humira in the United States. The deal closed on May 8, 2020, so the next couple of quarters will begin to reflect the integration of Allergan.

• FDS – The beauty of FactSet is the simplicity of their mission: act as a global provider of financial information and analytical applications to the investment and corporate world. They have one business segment broken out by geography and that is it. Over the past year, FDS continued their long history of providing consistent growth across their income and cash flow statements. This impressive growth has given FDS the latitude to be one of today’s rare companies that can grow their dividend and buy back shares without having to lever up their balance sheet to do so.

• DG – Similar to FDS, Dollar General’s business is as straightforward as it gets - operate discount retail “general” stores. Due to the company’s discount strategy, DG’s business inherently does better during an economic slowdown. Their strength during economic weakness, or more specifically the initial health crisis brought on by COVID-19, was shown by their 21.7% same-store sales growth in their April 2020 quarter. Outside of which DG posted extremely consistent top and bottom-line growth, which allowed the company to raise their dividend by 12.5% .

The specific companies that contributed most negatively to the Fund’s one-year return ending June 30, 2020, included Walgreens Boots Alliance, Inc. (WBA), National Retail Properties, Inc. (NNN) and United Technologies (UTX).

• WBA – Walgreens has had a tough past couple of years. The company has faced headwinds at both the front-end (retail) and back-end (pharmacy) of the store. At the front-end, WBA faces competition from Amazon for everyday purchases. Specifically, this year’s front-end retail sales were significantly impacted by the COVID-19 economic shutdown. At the back end, continued generic price deflation and declining reimbursement rates have put pressure on the pharmacy segment.

2020 Annual Report 2

• NNN – National Retail Properties was having a decent year until the U.S. economy was forced to shut down in the spring of 2020. As a real estate investment trust (“REIT”) focused on leasing investment property to retail companies, the economic shutdown proved debilitating to their tenants. On May 4th, NNN reported only collecting 52% of the rent due in April and certain tenants that make up 37% of total base rent were requesting a rent deferral. The economic impact borne by the retail industry very much affected the stock price of NNN. In the meantime, NNN has remained committed to paying and increasing their dividend for the 31st consecutive year.

• UTX – United Technologies recently merged with Raytheon Company to form Raytheon Technologies (RTX). Before the merger was complete, UTX spun-off their HVAC segment - Carrier (CARR) - and their elevator segment - Otis Worldwide (OTIS). The core business of UTX, aerospace and defense, (made up of Collins Aerospace and Pratt & Whitney) was then merged with Raytheon Company to create one of the largest aerospace and defense companies in the world. CARR and OTIS were the more cyclical businesses of legacy UTX and did not meet our fundamental criteria as standalone businesses. We divested of CARR and OTIS, while remaining shareholders of RTX.

Outside of security selection, our resolute commitment to our buy and sell discipline contributed to the Fund’s strong performance. One of the differentiating factors between the Fund and that of many other strategies is our ability and willingness to hold cash when investment opportunities are scarce. We do not have a mandate to be fully invested. When our process identifies more stocks that meet our criteria and are unsustainably inexpensive relative to future growth, we buy those companies and cash goes down. On the flip side, when our process identifies more stocks that either do not meet our criteria or are unsustainably expensive relative to future growth, we liquidate or trim our positions and cash goes up. It is that simple. From June 2019 to February 2020, the U.S. equity market lacked any appreciable amount of volatility. More specifically, in the fourth quarter of 2019 into the 1st quarter of 2020, the S&P 500 marched higher by more than 15% in a near perfect straight line on the back of a solid economy driven by record low unemployment. There was very little concern to be had, which was evident in the high levels of investor sentiment. It was during this same time frame that our investment process identified more companies that either did not meet our criteria or were unsustainably expensive relative to growth. Therefore, we were “net sellers” and cash incrementally rose from June 2019 until the S&P 500’s peak on February 19th.

On June 30th, 2019, the Fund held 19.2% of the Fund’s assets in cash and cash equivalents, and by February 19th, 2020, the Fund held 28.4% of the Fund’s assets in cash and cash equivalents (cash and cash equivalents represents cash equivalents and other assets less liabilities). The cash position was a timely buffer against unforeseen historical volatility, shock and decline in equity markets from February 20th to March 23rd. Most importantly, the significant cash position was opportunistically used to invest in companies that were identified as being unsustainably inexpensive. Thus, by the end of the first quarter, the Fund had invested over 50% of its cash position and held 14.0% of the Fund’s assets in cash and cash equivalents. As the U.S. economy slowly began to open back up in the second quarter, U.S. equities came roaring back with a vengeance. This sharp snap-back has again shifted our models back to signaling more stocks being expensive than inexpensive relative to future growth. Therefore, cash and cash equivalents have slowly started to rise again as we enter the third quarter of 2020.

We remain patient, rooted in discipline and steadfast in our approach to managing the Castle Tandem Fund, which is no different than how we have managed money since Tandem’s inception in 1990. Again, we want to thank you for your investment support and trust in us as we navigate these unprecedented times.

Kind regards,

William L. Little, Jr., CFA                        John B. Carew                             Benjamin G. Carew, CFA

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-877-743-7820.

The Castle Tandem Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-743-7820. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

2020 Annual Report 3

CASTLE TANDEM FUND (Unaudited)

CASTLE TANDEM FUND PERFORMANCE INFORMATION

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2020

		Since
	1 Year(A)	Inception(A)
Castle Tandem Fund	9.31%	11.32%
S&P 500® Index (B)	7.51%	9.64%

The Fund's Total Annual Operating Expense Ratios (from November 1, 2019 Prospectus):
                  Institutional Shares – Gross 1.59%, Net 1.19%

The Fund’s actual expense ratios for the fiscal year ended June 30, 2020 can be found in the financial highlights included in this report. The Total Annual Operating Expense Ratios reported above will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Fund and (b) the expense ratios may be for different periods.

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Castle Tandem Fund commenced operations on March 15, 2019.

(B) The S&P 500® Index is an unmanaged index comprised of the stocks of large capitalization issues in the United States and it is considered representative of the U.S. equity markets as a whole.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-743-7820. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND’S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2020 Annual Report 4

CASTLE TANDEM FUND (Unaudited)

Castle Tandem Fund by Sectors (as a percentage of Net Assets) June 30, 2020

*Net Cash represents cash equivalents and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

Castle Investment Management, LLC (the “Adviser”) is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling 1-877-743-7820. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-743-7820. This information is also available on the SEC’s website at http://www.sec.gov.

2020 Annual Report 5

Disclosure of Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period January 1, 2020 through June 30, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Institutional Shares

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2020
	January 1, 2020	June 30, 2020	to June 30, 2020

Actual	$1,000.00	$1,023.97	$5.94

Hypothetical	$1,000.00	$1,019.00	$5.92
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period ended June 30, 2020).

2020 Annual Report 6

Castle Tandem Fund
		Schedule of Investments
			June 30, 2020
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Aircraft Engines & Engine Parts
5,800	Raytheon Technologies Corporation	$357,396	1.77%
Arrangement of Transportation of Freight & Cargo
2,400	C.H. Robinson Worldwide, Inc.	189,744
6,900	Expeditors International of Washington, Inc.	524,676
		714,420	3.53%
Beverages
4,700	Brown-Forman Corporation - Class B	299,202	1.48%
Cable & Other Pay Television Services
15,300	Comcast Corporation - Class A	596,394	2.95%
Canned, Fruits, Vegetables, Preserves, Jams & Jellies
5,700	The J.M. Smucker Company	603,117	2.98%
Electric Services
7,800	Dominion Energy, Inc.	633,204
1,700	NextEra Energy Inc.	408,289
		1,041,493	5.15%
Insurance Agents, Brokers & Services
8,200	Brown & Brown, Inc.	334,232	1.65%
Meat Packing Plants
4,400	Hormel Foods Corporation	212,388	1.05%
Pharmaceutical Preparations
8,300	Abbott Laboratories	758,869
7,000	AbbVie Inc.	687,260
4,200	Johnson & Johnson	590,646
		2,036,775	10.06%
Refuse Systems
4,800	Republic Services, Inc.	393,840
2,900	Waste Connections, Inc. (Canada)	271,991
		665,831	3.29%
Retail - Drug Stores And Proprietary Stores
12,600	Walgreens Boots Alliance, Inc.	534,114	2.64%
Retail - Variety Stores
1,000	Costco Wholesale Corporation	303,210
3,500	Dollar General Corporation	666,785
		969,995	4.79%
Security Brokers, Dealers & Flotation Companies
850	BlackRock, Inc.	462,476	2.28%
Security & Commodity Brokers, Dealers, Exchanges & Services
3,000	Cboe Global Markets, Inc.	279,840
6,900	Intercontinental Exchange, Inc.	632,040
5,300	T. Rowe Price Group, Inc.	654,550
		1,566,430	7.74%
Services - Business Services, NEC
2,800	Accenture PLC - Class A (Ireland)	601,216	2.97%
Services - Computer Processing & Data Preparation
1,400	Automatic Data Processing, Inc.	208,446	1.03%
Services - Computer Programming, Data Processing, Etc.
2,650	FactSet Research Systems, Inc.	870,446	4.30%
Services - Prepackaged Software
2,100	Microsoft Corporation	427,371	2.11%
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
1,800	Ecolab, Inc.	358,110	1.77%
State Commercial Banks
7,400	Signature Bank	791,208	3.91%

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 7

Castle Tandem Fund
		Schedule of Investments
			June 30, 2020
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Surgical & Medical Instruments & Apparatus
1,700	Becton, Dickinson and Company	$406,759
1,600	ResMed, Inc.	307,200
2,800	Stryker Corporation	504,532
		1,218,491	6.02%
Water Supply
14,400	Essential Utilities, Inc.	608,256	3.01%
Total for Common Stocks (Cost - $14,164,721)		15,477,807	76.48%

REAL ESTATE INVESTMENT TRUSTS
5,400	National Retail Properties, Inc.	191,592	0.95%
	(Cost - $176,254)
MONEY MARKET FUNDS
4,438,760	First American Treasury Obligations Fund X - Class 0.08% *	4,438,760	21.93%
	(Cost - $4,438,760)
	Total Investments	20,108,159	99.36%
	(Cost - $18,779,735)
	Other Assets in Excess of Liabilities	129,722	0.64%
	Net Assets	$20,237,881	100.00%

* The yield shown represents the 7-day yield at June 30, 2020. The accompanying notes are an integral part of these financial statements.

2020 Annual Report 8

Castle Tandem Fund

Statement of Assets and Liabilities
June 30, 2020

Assets:
Investment Securities at Fair Value	$20,108,159
(Cost - $18,779,735)
Receivables:
Dividends	10,230
Receivable for Shareholder Purchases	113,667
Receivable for Securities Sold	159,704
Total Assets	20,391,760
Liabilities:
Payable for Shareholder Redemptions	4,638
Payable for Securities Purchased	130,310
Accrued Advisory Fees	16,043
Accrued Service Fees	2,888
Total Liabilities	153,879
Net Assets	$20,237,881

Net Assets Consist of:
Paid In Capital	$18,883,739
Total Distributable Earnings	1,354,142
Net Assets, for 707,029 Shares Outstanding	$20,237,881
(Unlimited shares authorized)
Net Asset Value, Offering and Redemption Price Per Share
($20,237,881/707,029 shares)	$28.62

Statement of Operations
For the fiscal year ended June 30, 2020

Investment Income:
Dividends (Net of foreign withholding tax of $283)	$180,519
Interest	12,089
Total Investment Income	192,608
Expenses:
Advisory Fees	101,618
Service Fees	58,939
Total Expenses	160,557
Less: Expenses Waived	(40,647)
Net Expenses	119,910

Net Investment Income	72,698

Realized and Unrealized Gain (Loss) on Investments
Realized Loss on Investments	(19,513)
Net Change in Unrealized Appreciation on Investments	1,222,444
Net Realized and Unrealized Gain on Investments	1,202,931

Net Increase in Net Assets from Operations	$1,275,629

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 9

Castle Tandem Fund

Statements of Changes in Net Assets
	7/1/2019	3/15/2019*
	to	to
	6/30/2020	6/30/2019
From Operations:
Net Investment Income	$72,698	$4,515
Net Realized Loss on Investments	(19,513)	(484)
Change in Net Unrealized Appreciation	1,222,444	105,980
Increase in Net Assets from Operations	1,275,629	110,011
From Distributions to Shareholders:	(31,498)	-
From Capital Share Transactions:
Proceeds From Sale of Shares	17,510,212	3,667,170
Shares Issued on Reinvestment of Dividends	31,498	-
Cost of Shares Redeemed	(2,270,611)	(54,530)
Net Increase from Shareholder Activity	15,271,099	3,612,640
Net Increase in Net Assets	16,515,230	3,722,651
Net Assets at Beginning of Period	3,722,651	-
Net Assets at End of Period	$20,237,881	$3,722,651
Share Transactions:
Issued	650,184	143,746
Reinvested	1,136	-
Redeemed	(85,966)	(2,071)
Net Increase in Shares	565,354	141,675
Shares Outstanding Beginning of Period	141,675	-
Shares Outstanding End of Period	707,029	141,675

Financial Highlights
Selected data for a share outstanding throughout the period:	7/1/2019	3/15/2019*
	to	to
	6/30/2020	6/30/2019
Net Asset Value -
Beginning of Period	$26.28	$25.00
Net Investment Income (a)	0.20	0.06
Net Gain on Securities (b)
(Realized and Unrealized)	2.24	1.22
Total from Investment Operations	2.44	1.28
Distributions (From Net Investment Income)	(0.09)	-
Distributions (From Realized Capital Gains)	(0.01)	-
Total Distributions	(0.10)	-
Net Asset Value -
End of Period	$28.62	$26.28
Total Return (c)	9.31%	5.12%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$20,238	$3,723
Before Waiver
Ratio of Expenses to Average Net Assets	1.58%	1.58%	***
Ratio of Net Investment Income to Average Net Assets	0.32%	0.45%	***
After Waiver
Ratio of Expenses to Average Net Assets	1.18%	1.18%	***
Ratio of Net Investment Income to Average Net Assets	0.72%	0.85%	***
Portfolio Turnover Rate	41.69%	1.59%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to rec-
oncile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS CASTLE TANDEM FUND June 30, 2020

1.) ORGANIZATION
Castle Tandem Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on March 5, 2019 and commenced operations on March 15, 2019. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the “Trust Agreement”). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. As of June 30, 2020, there were nine series authorized by the Trust. The investment adviser to the Fund is Castle Investment Management, LLC (the “Adviser”) and the sub-adviser to the Fund is Tandem Investment Advisors, Inc. (the “Sub-Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION:
The NAV is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2020, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2020 Annual Report 11

Notes to the Financial Statements - continued

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the

2020 Annual Report 12

Notes to the Financial Statements - continued

Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$15,477,807	$0	$0	$15,477,807
Real Estate Investment Trusts	191,592	0	0	191,592
Money Market Funds	4,438,760	0	0	4,438,760
Total	$20,108,159	$0	$0	$20,108,159

The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2020.

The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2020.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Castle Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an annual investment management fee of 1.00% of the average daily net assets of the Fund. The Sub-Adviser of the Fund has responsibility for providing investment ideas and recommendations for the assets of the Fund, subject to the supervision of the Adviser. As full compensation for all services rendered, including investment ideas and recommendations for the assets of the Fund, the Adviser pays the Sub-Adviser a sub-adviser fee. For the fiscal year ended June 30, 2020, the Adviser received management fees totaling $101,618. At June 30, 2020, the Fund owed $16,043 to the Adviser.

The Fund also has a Services Agreement with the Adviser (the “Services Agreement”), under which the Fund pays the Adviser. Under the Services Agreement, the Adviser shall supervise the Fund’s business affairs and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), underlying fund fees and expenses, and extraordinary or non-recurring expenses. In addition, to the extent not otherwise provided by other parties under agreements with the Trust, the Adviser shall supply: (i) non-investment related statistical and research data; (ii) the services of a Chief Compliance Officer for the Trust; and (iii) executive and administrative services. The Adviser shall also assist with and/or supervise the preparation by the Trust’s administrator, transfer agent, and/or auditors of: (i) tax returns; (ii) reports to shareholders of the Fund; (iii) reports to, and filings with, the SEC, state securities commissions and Blue Sky authorities including preliminary and definitive proxy materials and post-effective amendments to the Trust’s registration statement; and (iv) necessary materials for meetings of the Trust’s Board of Trustees. The Adviser shall provide personnel to serve as officers of the Trust if so elected by the Trustees. Executive and administrative services include, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and the review and submission to the officers of the Fund for their approval, of invoices or other requests for payment of Fund expenses; and such other action with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties. For its services, the Adviser receives a service fee equal to 0.58% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2020, the Adviser earned service fees of $58,939. At June 30, 2020, the Fund owed

2020 Annual Report 13

Notes to the Financial Statements - continued

the Adviser service fees of $2,888. Effective March 15, 2019 the Adviser contractually agreed to waive Services Agreement fees by 0.40% of its average daily net assets through October 31, 2020. The Services Agreement fee waiver will automatically terminate on October 31, 2020 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before October 31, 2020. There are no recoupment provisions for the waivers described above. A total of $40,647 in service fees was waived for the fiscal year ended June 30, 2020.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were paid $1,500 each, for a total of $4,500, in Trustees’ fees for the fiscal year ended June 30, 2020 by the Adviser.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $14,874,748 and $3,417,088, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2020, Charles Schwab & Co. Inc., held for the benefit of its customers, in the aggregate, 89.01% of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2020 was $18,827,899.

At June 30, 2020, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,677,622	($397,362)	$1,280,260

The tax character of distributions was as follows:

	Fiscal Year Ended	March 15, 2019* through
	June 30, 2020	June 30, 2019
Ordinary Income	$ 31,498	$ –
Long-term Capital Gain	–	–
	$ 31,498	$ –

* Commencement of Operations.

As of June 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 73,882
Unrealized appreciation (depreciation) – net	1,280,260
$ 1,354,142

Book to tax differences were primarily attributable to the tax deferral of wash sales.

9.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which

2020 Annual Report 14

Notes to the Financial Statements - continued

is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

2020 Annual Report 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Castle Tandem Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Castle Tandem Fund (the “Fund”), a series of PFS Funds, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more investment companies advised by Castle Investment Management, LLC since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 24, 2020

2020 Annual Report 16

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2020 Annual Report 17

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-877-743-7820. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	9	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) since March
		2010	2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	9	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, Estate	9	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
(1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	9	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds,
			Cossolias & Company, CPAs (1972		Neiman Funds
to January 31, 2014). President of
LubricationSpecialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2020 Annual Report 18

Investment Adviser
Castle Investment Management, LLC

Sub-Adviser
Tandem Investment Advisors, Inc.

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Castle
Tandem Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

Castle Tandem Fund
277 South Washington Street, Suite 335 Alexandria,
Virginia 22314
www.castleim.com
703-260-1921

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/2020	FYE 6/30/2019
Audit Fees	$28,250	$25,420
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$9,000
All Other Fees	$1,155	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Reports Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 6/30/2020	FYE 6/30/2019
Registrant	$7,155	$9,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/27/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 8/27/2020

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 8/27/2020